                                                                   Exhibit 10.19

                                                                  EXECUTION COPY

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                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                              CALPINE CORPORATION,

                         QUINTANA MINERALS (USA), INC.,

                                JOQ CANADA, INC.

                                       and

                          QUINTANA CANADA HOLDINGS LLC

                                   in favor of

                              THE BANK OF NEW YORK,
                              as Collateral Trustee

                            Dated as of July 16, 2003

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

                                TABLE OF CONTENTS

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SECTION 1.        DEFINED TERMS...................................................................................   2
         1.1      Definitions.....................................................................................   2
         1.2      Other Definitional Provisions...................................................................   4

SECTION 2.        GUARANTEE.......................................................................................   4
         2.1      Guarantee.......................................................................................   4
         2.2      Right of Contribution...........................................................................   5
         2.3      No Subrogation..................................................................................   5
         2.4      Amendments, etc. with respect to the Secured Obligations........................................   5
         2.5      Guarantee Absolute and Unconditional............................................................   6
         2.6      Reinstatement...................................................................................   6
         2.7      Payments........................................................................................   7

SECTION 3.        GRANT OF SECURITY INTEREST......................................................................   7

SECTION 4.        REPRESENTATIONS AND WARRANTIES..................................................................   8
         4.1      Title; No Other Liens...........................................................................   8
         4.2      Perfected First Priority Liens..................................................................   8
         4.3      Jurisdiction of Organization; Chief Executive Office............................................   9
         4.4      Inventory and Equipment.........................................................................   9
         4.5      Farm Products...................................................................................   9
         4.6      [Intentionally Omitted].........................................................................   9
         4.7      Receivables.....................................................................................   9
         4.8      Intellectual Property...........................................................................   9

SECTION 5.        COVENANTS.......................................................................................   9
         5.1      Delivery of Instruments, Certificated Securities and Chattel Paper..............................   9
         5.2      Maintenance of Insurance........................................................................   9
         5.3      Maintenance of Perfected Security Interest; Further Documentation..............................   10
         5.4      Changes in Locations, Name, etc................................................................   10
         5.5      [Intentionally Omitted]........................................................................   10

SECTION 6.        REMEDIAL PROVISIONS............................................................................   10
         6.1      Proceeds to be Turned Over To Collateral Trustee...............................................   10
         6.2      Application of Proceeds........................................................................   11
         6.3      Code and Other Remedies........................................................................   11
         6.4      Deficiency.....................................................................................   11

SECTION 7.        THE COLLATERAL TRUSTEE.........................................................................   11
         7.1      Duty of Collateral Trustee.....................................................................   11
         7.2      Execution of Financing Statements..............................................................   12
         7.3      Authority of Collateral Trustee................................................................   12

SECTION 8.        MISCELLANEOUS..................................................................................   12
         8.1      Amendments in Writing..........................................................................   12
         8.2      Notices........................................................................................   12
         8.3      No Waiver by Course of Conduct; Cumulative Remedies............................................   12

                                       i
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         8.4      Enforcement Expenses; Indemnification..........................................................   13
         8.5      Successors and Assigns.........................................................................   13
         8.6      Set-Off........................................................................................   13
         8.7      Counterparts...................................................................................   14
         8.8      Severability...................................................................................   14
         8.9      Section Headings...............................................................................   14
         8.10     Integration....................................................................................   14
         8.11     GOVERNING LAW..................................................................................   14
         8.12     Submission To Jurisdiction; Waivers............................................................   14
         8.13     Acknowledgements...............................................................................   15
         8.14     Additional Grantors............................................................................   15
         8.15     Releases; Termination..........................................................................   15
         8.16     WAIVER OF JURY TRIAL...........................................................................   15

SCHEDULES

Schedule 1        Notice Addresses

Schedule 2        Perfection Matters

Schedule 3        Jurisdictions of Organization and Chief Executive Offices

Schedule 4A       Oil and Gas Inventory and Equipment Locations

Schedule 4B       Other Inventory and Equipment Locations

Schedule 5        Intellectual Property

                       GUARANTEE AND COLLATERAL AGREEMENT

                  GUARANTEE AND COLLATERAL AGREEMENT, dated as of July 16, 2003, made by Calpine Corporation (the "Company") and each of the signatories hereto (together with the Company and any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of The Bank of New York, as Collateral Trustee (in such capacity, the "Collateral Trustee") for the benefit of the Secured Parties (as defined below).

                              W I T N E S S E T H:

                  WHEREAS, the Company intends to enter into an Amended and Restated Credit Agreement dated as of July 16, 2003 (as amended, modified, renewed, restated or replaced from time to time, the "Credit Agreement") among, inter alia, the Company, the Lenders referred to therein and The Bank of Nova Scotia, as Administrative Agent (the "Credit Agreement Agent"), relating to a $500,000,000 senior secured credit facility to be made available in the form of revolving loans and term loans, including letters of credit to be issued thereunder;

                  WHEREAS, the Company intends to (a) issue $500,000,000 in aggregate principal amount of Second Priority Senior Secured Floating Rate Notes due 2007 (the "2007 Notes") pursuant to the Indenture dated as of July 16, 2003 (the "2007 Indenture") between the Company and Wilmington Trust Company, as Trustee (together with its successors in such capacity, the "2007 Trustee"), (b) issue $1,150,000,000 in aggregate principal amount of 8.50%% Second Priority Senior Secured Notes due 2010 (the "2010 Notes") pursuant to the Indenture dated as of July 16, 2003 (the "2010 Indenture") between the Company and Wilmington Trust Company, as Trustee (together with its successors in such capacity, the "2010 Trustee"), (c) issue $900,000,000 in aggregate principal amount of 8.75% Second Priority Senior Secured Notes due 2013 (the "2013 Notes") pursuant to the Indenture dated as of July 16, 2003 (the "2013 Indenture") between the Company and Wilmington Trust Company, as Trustee (together with its successors in such capacity, the "2013 Trustee"), and (d) borrow $750,000,000 in Term Loans (the "Term Loans") pursuant to a Term Loan Agreement dated as of July 16, 2003 (the "Term Loan Agreement") between the Company and Goldman Sachs Credit Partners L.P., as Administrative Agent (together with its successors in such capacity, the "Term Loan Administrative Agent");

                  WHEREAS, the Company intends to secure its Secured Obligations, including its obligations under the Credit Agreement and any future Priority Lien Debt, on a priority basis, and, subject to such priority, its obligations under the 2007 Notes, 2010 Notes, 2013 Notes and Term Loans and any future Parity Lien Debt equally and ratably, with security interests in, among other things, all present and future Collateral (as defined below);

                  WHEREAS, the Company has entered into a Collateral Trust Agreement dated as of July 16, 2003 (the "Collateral Trust Agreement") among, inter alia, the Company, the other Grantors and the Collateral Trustee which sets forth the terms on which the Company has appointed the Collateral Trustee as trustee for the present and future holders of the Secured Obligations to receive, hold, maintain, administer, enforce and distribute the Existing Security Documents and all other Security Documents, including this Agreement and the guarantees granted hereunder, at any time delivered to the Collateral Trustee and all interests, rights, powers and remedies of the Collateral Trustee thereunder and the proceeds thereof;

                  WHEREAS, the Company is a member of an affiliated group of companies that includes each other Grantor;

                  WHEREAS, the proceeds of the extensions of credit under each of the Credit Agreement and the Term Loan Agreement, and the proceeds of the offering of each of the 2007 Notes, the 2010 Notes and the 2013 Notes, will be used in part to enable the Company to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

                  WHEREAS, the Company and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under each of the Credit Agreement and the Term Loan Agreement and the offering of each of the 2007 Notes, 2010 Notes and 2013 Notes; and

                  WHEREAS, it is a condition precedent to the obligation of the lenders to make their respective extensions of credit to the Company under each of the Credit Agreement and the Term Loan Agreement, and condition precedent to the obligation of the purchasers to purchase each of the 2007 Notes, the 2010 Notes and the 2013 Notes, that the Grantors shall have executed and delivered this Agreement to the Collateral Trustee for the benefit of the Secured Parties;

                  NOW, THEREFORE, in consideration of the premises contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            SECTION 1 DEFINED TERMS

         1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

         (b) The following terms shall have the following meanings:

                  "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Collateral": as defined in Section 3.

                  "Collateral Account": any collateral account established by the Collateral Trustee as provided in Section 6.1.

                  "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 5), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

                  "Copyright Licenses": any written agreement naming the Company as licensor or licensee (including, without limitation, those listed in Schedule
5), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

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                                                                               3

                  "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

                  "Guarantor Pledge Agreement": the First Amendment Pledge Agreement dated as of July 16, 2003 among each of the Guarantors and the Collateral Trustee.

                  "Guarantors": the collective reference to each Grantor other than the Company.

                  "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Investment Property": the collective reference to all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC.

                  "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Panda Note" means the note of Panda Energy International, Inc. due December 2003 held by the Company.

                  "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 5, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 5, and (iii) all rights to obtain any reissues or extensions of the foregoing.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to the Company of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 5.

                  "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

                  "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                  "Secured Parity Lien Parties": any Person who is holding a Parity Lien Obligation (including any Parity Debt Representative), at any time.

                  "Secured Parties": any Person who is holding a Secured Obligation (including any Secured Debt Representative), at any time.

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                                                                               4

                  "Secured Priority Lien Parties": any Person who is holding a Priority Lien Obligation (including any Priority Lien Agent), at any time.

                  "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 5, and (ii) the right to obtain all renewals thereof.

                  "Trademark License": any agreement, whether written or oral, providing for the grant by or to the Company of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 5.

         1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

         (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to the Company, shall refer to the Company's Collateral or the relevant part thereof.

                              SECTION 2 GUARANTEE

         2.1 Guarantee. (a) The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Collateral Trustee, for the benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

         (b) Anything herein or in any other Secured Debt Document to the contrary notwithstanding, (i) the recourse of the Collateral Trustee or the Secured Parties against each Guarantor hereunder and under the other Secured Debt Documents shall be limited solely to such Guarantor's ownership interests in CCEC pledged to the Collateral Trustee, for the benefit of the Secured Parties, pursuant to the Guarantor Pledge Agreement and (ii) the maximum liability of each Guarantor hereunder and under the other Secured Debt Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

         (c) Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Collateral Trustee or any Secured Party hereunder.

         (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Secured Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2

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                                                                               5

shall have been satisfied by payment in full and all commitments to extend credit under all Credit Facilities the Indebtedness under which constitutes Priority Lien Debt shall have been terminated or expired.

         (e) No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Collateral Trustee or any Secured Party from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations up to the maximum liability of such Guarantor hereunder until the Secured Obligations are paid in full and all commitments to extend credit under all Credit Facilities the Indebtedness under which constitutes Priority Lien Debt shall have been terminated or expired.

         2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Trustee and the Secured Parties, and each Guarantor shall remain liable to the Collateral Trustee and the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

         2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Collateral Trustee or any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Trustee or any Secured Party against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Trustee or any Secured Party for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Trustee and the Secured Parties by the Company on account of the Secured Obligations are paid in full and all commitments to extend credit under all Credit Facilities the Indebtedness under which constitutes Priority Lien Debt shall have been terminated or expired. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Secured Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Collateral Trustee and the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Trustee in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Trustee, if required), to be applied against the Secured Obligations, whether matured or unmatured, in such order as the Collateral Trustee may determine, subject to the terms and provisions of the Collateral Trust Agreement.

         2.4 Amendments, etc. with respect to the Secured Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by the Collateral Trustee or any Secured Party may be rescinded by the Collateral Trustee or such Secured Party and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Trustee or any Secured Party, and any of the Secured Debt Documents may be amended, modified, supplemented or terminated, in whole or in part, as the requisite parties thereto deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Trustee or any Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Trustee nor any Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

         2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Collateral Trustee or any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Collateral Trustee and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Secured Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of any of the Secured Debt Documents, any of the Secured Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Trustee or any Secured Party,
(b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company or any other Person against the Collateral Trustee or any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Secured Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Trustee or any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Collateral Trustee or any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Trustee or any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Trustee or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Trustee without set-off or counterclaim in Dollars at an office of the Collateral Trustee in the City of New York.

                           SECTION 3 GRANT OF SECURITY INTEREST

                  The Company hereby (i) assigns and transfers to the Collateral Trustee, and hereby grants to the Collateral Trustee, for the benefit of the Secured Priority Lien Parties, a first priority security interest in, all of the following property now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest, except the Excluded Assets (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Priority Lien Obligations and (ii) assigns and transfers to the Collateral Trustee, and hereby grants to the Collateral Trustee, for the benefit of the Secured Parity Lien Parties, a second priority security interest in, all of the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Parity Lien Obligations:

         (a)      all Accounts;

         (b)      all Chattel Paper;

         (c)      all Contracts;

         (d)      all Deposit Accounts;

         (e)      all Documents;

         (f)      all Equipment;

         (g)      all General Intangibles;

         (h)      all Instruments;

         (i)      all Intellectual Property;

         (j)      all Inventory;

         (k)      all Investment Property;

         (l)      all Letter-of-Credit Rights;

         (m)      all other property not otherwise described above;

         (n)      all books and records pertaining to the Collateral; and

         (o) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

                  provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not, at any time, constitute a grant of a security interest in any property that is, at such time, an Excluded Asset.

                  In addition, notwithstanding any other provision set forth in this Agreement, to the extent that any other Security Document to which the Collateral Trustee is a party grants a security interest in any of the Collateral and a security interest in such Collateral is also granted in this Agreement and the provisions of such other Security Document are inconsistent with the provisions of this Agreement with respect to such Collateral, the provisions of such other Security Document shall control.

                  This Agreement and the security interests and Liens granted and created herein secures the payment an performance of all Secured Obligations of the Company now or hereafter, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest (including any interest accruing at the then applicable rate provided in any applicable Secured Debt Document after the maturity of the Indebtedness thereunder and reimbursement obligations therein and interest accruing at the then applicable rate provided in any applicable Secured Debt Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, premiums, penalties, indemnifications, expenses or otherwise, and including all amounts that constitute part of the Secured Obligations and would be owed by the Company but for the fact that they are unenforceable or not allowed due to a pending Bankruptcy Case or Insolvency Proceeding. Without limiting the generality of the foregoing, it is the intent of the parties that
(i) the Liens securing the Parity Lien Obligations are subject and subordinate to the Liens securing the Priority Lien Obligations up to the Priority Lien Cap and (ii) this Agreement creates two separate and distinct Liens: the first Lien securing the payment and performance of the Priority Lien Obligations and the second Lien securing the payment and performance of the Parity Lien Obligations.

                    SECTION 4 REPRESENTATIONS AND WARRANTIES

                  The Company hereby represents and warrants to the Collateral Trustee and each Secured Party that:

         4.1 Title; No Other Liens. Except for the security interest granted to the Collateral Trustee for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Secured Debt Documents, the Company owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Trustee, for the benefit of the Secured Parties, pursuant to this Agreement or as are permitted by each of the Secured Debt Documents. For the avoidance of doubt, it is understood and agreed that the Company may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by the Company. For purposes of this Agreement and the other Secured Debt Documents, such licensing activity shall not constitute a "Lien" on such Intellectual Property. Each of the Collateral Trustee and each Secured Party understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Collateral Trustee to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

         4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Trustee in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Collateral Trustee, for the benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of the Company and any Persons purporting to purchase any Collateral from the Company and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for unrecorded Liens permitted by the Secured Debt Documents which have priority over the Liens on the Collateral by operation of law.

         4.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, the Company's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of the Company's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 3. The Company has furnished to the Collateral Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

         4.4 Inventory and Equipment. On the date hereof, (a) the Inventory and the Equipment (other than mobile goods) representing natural gas and oil assets (including any related extraction, processing or similar equipment, but excluding natural gas power plants), in each case with a fair market value of $1,000,000 or more, are kept at the locations listed on Schedule 4A and (b) the Inventory and the Equipment (other than mobile goods and that Inventory and Equipment described in clause (a) above), in each case with a fair market value of $1,000,000 or more, are kept at the locations listed on Schedule 4B.

         4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         4.6      [Intentionally Omitted]

         4.7 Receivables. (a) No amount payable to the Company under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Trustee (other than the Panda
Note).

         (b)      None of the obligors on any Receivables is a Governmental
Authority.

         4.8 Intellectual Property. Schedule 5 lists all material Intellectual Property owned by the Company in its own name on the date hereof.

                              SECTION 5 COVENANTS

                  The Company covenants and agrees with the Collateral Trustee and the Secured Parties that, from and after the date of this Agreement until the Secured Obligations shall have been paid in full and all commitments to extend credit under all Credit Facilities the Indebtedness under which constitutes Priority Lien Debt shall have been terminated or expired:

         5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Collateral Trustee, duly indorsed in a manner satisfactory to the Collateral Trustee, to be held as Collateral pursuant to this Agreement. The Company agrees to promptly (and in any event within 15 days from the date hereof) deliver the Panda Note to the Collateral Trustee, duly indorsed in a manner satisfactory to the Collateral Trustee, to be held as Collateral pursuant to this Agreement.

         5.2 Maintenance of Insurance. (a) The Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained, with financially sound and reputable companies, insurance policies insuring the Inventory and Equipment and other properties and business (including business interruption insurance) of the Company and its Subsidiaries against loss by fire, explosion, theft and such other casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses.

         (b) As promptly as practicable after each year following the date of this Agreement and beginning with 2004, and in any event prior to February 1 in each such year, the Company will furnish to the Collateral Trustee and each Secured Debt Representative an Officers' Certificate setting forth the nature and extent of all insurance maintained by the Company and its Subsidiaries.

         5.3 Maintenance of Perfected Security Interest; Further Documentation. (a) The Company shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of the Company under the Secured Debt Documents to dispose of the Collateral and the Lien release provisions in the Secured Debt Documents.

         (b) The Company will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as necessary for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and
(ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Collateral Trustee to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

         5.4 Changes in Locations, Name, etc. The Company will not, except upon 15 days' prior written notice to the Collateral Trustee and each Secured Debt Representative and delivery to the Collateral Trustee of (a) all additional executed financing statements and other documents as necessary to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 4 showing any additional location at which Inventory or Equipment shall be kept:

         (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.3; or

         (ii)     change its name.

         5.5      [Intentionally Omitted]

                         SECTION 6. REMEDIAL PROVISIONS

         6.1 Proceeds to be Turned Over To Collateral Trustee. If an Actionable Default shall occur and be continuing, all Proceeds received by the Company consisting of cash, checks and other near-cash items shall be held by the Company in trust for the Collateral Trustee and the Secured Parties, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Collateral Trustee in the exact form received by the Company (duly indorsed in blank by the Company or to the Collateral Trustee, if required). All Proceeds of Collateral received by the Collateral Trustee hereunder shall be held by the Collateral Trustee in a Collateral Account maintained under its sole dominion and control or under the sole dominion and control of the Credit Agreement Agent, acting as agent for the Collateral Trustee. All Proceeds while held by the Collateral Trustee in a Collateral Account (or by the Company in trust for the Collateral Trustee and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.2.

         6.2 Application of Proceeds. If an Actionable Default shall have occurred and be continuing, the Collateral Trustee may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, in payment of the Secured Obligations, in each case subject to the terms and provisions of the Collateral Trust Agreement.

         6.3 Code and Other Remedies. If an Actionable Default shall occur and be continuing, the Collateral Trustee, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law, in each case subject to the terms and provisions of the Collateral Trust Agreement. Without limiting the generality of the foregoing, and in each case subject to the terms and provisions of the Collateral Trust Agreement, the Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Trustee or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Trustee or any Secured Party shall have the right, but shall not be obligated to, upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived and released. The Company further agrees, at the Collateral Trustee's request, to assemble the Collateral and make it available to the Collateral Trustee at places which the Collateral Trustee shall reasonably select, whether at the Company's premises or elsewhere. The Collateral Trustee shall apply the net proceeds of any action taken by it pursuant to this Section 6.3 in accordance with the provisions of the Collateral Trust Agreement. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Collateral Trustee or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         6.4 Deficiency. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by the Collateral Trustee to collect such deficiency.

                       SECTION 7. THE COLLATERAL TRUSTEE

         7.1 Duty of Collateral Trustee. The Collateral Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Trustee deals with similar property for its own account. Neither the Collateral Trustee, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the

Collateral Trustee and the Secured Parties hereunder are solely to protect the Collateral Trustee's and the Secured Parties' interests in the Collateral and shall not impose any duties or obligations upon the Collateral Trustee or any Secured Party to exercise any such powers. The Collateral Trustee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  Notwithstanding anything to the contrary contained in this Agreement, the rights, privileges, powers, benefits and immunities of the Collateral Trustee hereunder are subject to the terms, conditions and limitations set forth in the Collateral Trust Agreement, reference to which is made for all purposes; provided, however, that any forbearance by the Collateral Trustee in exercising any right or remedy available to it under the Collateral Trust Agreement shall not give rise to a defense on the part of the Grantors with respect to the Collateral Trustee's exercise of any right or remedy pursuant to this Agreement or as otherwise afforded by applicable law.

         7.2 Execution of Financing Statements. Pursuant to any applicable law, the Company authorizes the Collateral Trustee to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Company in such form and in such offices as are necessary to perfect the security interests of the Collateral Trustee under this Agreement. The Company authorizes the Collateral Trustee to use the collateral description "all personal property except for Excluded Assets" in any such financing statements. The Company hereby ratifies and authorizes the filing by the Collateral Trustee of any financing statement with respect to the Collateral made prior to the date hereof. The Collateral Trustee shall be under no obligation to file or record such financings statements or to make any other filing under the UCC in connection with this Agreement.

         7.3 Authority of Collateral Trustee. The Company acknowledges that the rights and responsibilities of the Collateral Trustee under this Agreement with respect to any action taken by the Collateral Trustee or the exercise or non-exercise by the Collateral Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Trustee and the Secured Parties, be governed by the Collateral Trust Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Trustee and the Company, the Collateral Trustee shall be conclusively presumed to be acting on behalf of the Secured Parties with full and valid authority so to act or refrain from acting, and the Company shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

         8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 7.1 of the Collateral Trust Agreement.

         8.2 Notices. All notices, requests and demands to or upon the Collateral Trustee, any Secured Debt Representative or the Company hereunder shall be effected in the manner provided for in Section 7.5 of the Collateral Trust Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

         8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Trustee nor any Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Actionable Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Trustee or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Trustee or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         8.4 Enforcement Expenses; Indemnification. (a) The Guarantors jointly and severally agree to pay or reimburse the Collateral Trustee for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Secured Debt Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Collateral Trustee.

         (b) Each Guarantor agrees to pay, and to save the Collateral Trustee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Agreement.

         (c) Each Guarantor agrees to pay, and to save the Collateral Trustee harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to do so pursuant to Section 7.7 of the Collateral Trust Agreement.

         (d) The maximum liability of each Guarantor under this Section 8.4 shall be limited to such Guarantor's ownership interests in CCEC pledged to the Collateral Trustee, for the benefit of the Secured Parties, pursuant to the Guarantor Pledge Agreement. The agreements in this Section 8.4 shall survive repayment of the Secured Obligations and all other amounts payable under the Secured Debt Documents.

         8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Trustee and the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee.

         8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Collateral Trustee at any time and from time to time while an Actionable Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Trustee to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Collateral Trustee may elect, against and on account of the obligations and liabilities of such Grantor to the Collateral Trustee hereunder and claims of every nature and description of the Collateral Trustee against such Grantor, in any currency, whether arising hereunder or under any other Secured Debt Document or otherwise, as the Collateral Trustee may elect, whether or not the Collateral Trustee has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Trustee shall notify such Grantor promptly of any such set-off and the application made by the Collateral Trustee of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Trustee under this Section
8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Trustee may have.

         8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         8.10 Integration. This Agreement, the Collateral Trust Agreement and the other Secured Debt Documents represent the agreement of the Grantors, the Collateral Trustee and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Trustee or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein, the Collateral Trust Agreement or in the other Secured Debt Documents.

         8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Secured Debt Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Collateral Trustee shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         8.13     Acknowledgements. Each Grantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Secured Debt Documents to which it is a party;

         (b) neither the Collateral Trustee nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Secured Debt Documents, and the relationship between the Grantors, on the one hand, and the Collateral Trustee and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Secured Debt Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

         8.14 Additional Grantors. Each Subsidiary of the Company that is required by any Secured Debt Document to become a party to this Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

         8.15 Releases; Termination(a) . All or any portion of the Collateral shall be released from the Liens created hereby, the Guarantee of any Guarantor under this Agreement shall terminate and this Agreement shall terminate, in each case as provided in Section 4.1 of the Collateral Trust Agreement.

         8.16 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER SECURED DEBT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                            CALPINE CORPORATION,

                                            By: /s/ Michael Thomas
                                                --------------------------------
                                                Title:

                                            QUINTANA MINERALS (USA), INC.,

                                            By: /s/ Michael Thomas
                                                --------------------------------
                                                Title:

                                            JOQ CANADA, INC.,

                                            By: /s/ Michael Thomas
                                                --------------------------------
                                                Title:

                                            QUINTANA CANADA HOLDINGS, LLC,

                                            By: /s/ Michael Thomas
                                                --------------------------------
                                                Title:

                                    THE BANK OF NEW YORK, as Collateral Trustee,

                                    By: /s/ Michael Pitfick
                                        ----------------------------------------
                                        Name: Michael Pitfick
                                        Title: Assistant Vice President

                                                                      SCHEDULE 1

                         NOTICE ADDRESSES FOR GUARANTORS

QUINTANA MINERALS (USA), INC.
50 West San Fernando Street
San Jose, CA 95113

QUINTANA CANADA HOLDINGS, LLC
50 West San Fernando Street
San Jose, CA 95113

JOQ CANADA, INC.
50 West San Fernando Street
San Jose, CA 95113

                                                                      SCHEDULE 2

                               PERFECTION MATTERS

A.       UCC-1 FINANCING STATEMENTS

UCC-1 FINANCING STATEMENTS AS TRANSMITTING UTILITY

            1) Delaware SOS

            2) California SOS

            3) Arkansas SOS

            4) Colorado SOS

            5) Mississippi SOS

            6) Montana SOS

            7) New Mexico SOS

            8) Oklahoma County Clerk, OK

            9) Texas SOS

            10) Wyoming SOS

UCC-1 FINANCING STATEMENT
      Delaware SOS

UCC- FIXTURE FILING AGAINST PROJECT FACILITY
     Richmond County, GA

UCC-3 ASSIGNMENTS FROM BANK OF NOVA SCOTIA, AS AGENT TO THE BANK OF NEW YORK, AS COLLATERAL TRUSTEE

-------------------------------------------------------------------------------------------------------
Delaware Secretary of State                            20678940                               3/15/2002
-------------------------------------------------------------------------------------------------------
Delaware Secretary of State                            21165863                               5/9/2002
-------------------------------------------------------------------------------------------------------
New Mexico Secretary of State                        2002050903023                            5/9/2002
-------------------------------------------------------------------------------------------------------
Garfield County, Colorado                          Reception #603031                          5/8/2002
                                                  Book 1353, Page 410
-------------------------------------------------------------------------------------------------------
Delaware Secretary of State                            21165871                               5/9/2002
-------------------------------------------------------------------------------------------------------
Jefferson Parish, LA                                   26262652                               5/7/2002
-------------------------------------------------------------------------------------------------------
Delaware Secretary of State                            21165913                               5/9/2002
-------------------------------------------------------------------------------------------------------
Colusa County, CA                                       02-2146                               5/17/2002
-------------------------------------------------------------------------------------------------------
Contra Costa County, CA                             2002-0170009-00                           5/13/2002
-------------------------------------------------------------------------------------------------------
Fresno County, CA                                    2002-0085594                             5/23/2002
-------------------------------------------------------------------------------------------------------
Kern County, CA                                       0202084537                              5/24/2002
-------------------------------------------------------------------------------------------------------
Kings County, CA                                        0210875                               5/20/2002
-------------------------------------------------------------------------------------------------------
Sacramento County, CA                          Book 20020507, Page 0614                       5/7/2002
-------------------------------------------------------------------------------------------------------
Solano County, CA                                    2002-00058870                            5/9/2002
-------------------------------------------------------------------------------------------------------
Sutter County, CA                                    2002-0009818                             5/17/2002
-------------------------------------------------------------------------------------------------------
Tulare County, CA                                    2002-0045392                             6/14/2002
-------------------------------------------------------------------------------------------------------
Yolo County, CA                                     2002-0019211-00                           5/7/2002
-------------------------------------------------------------------------------------------------------

                                                                      SCHEDULE 3

                    LOCATION OF JURISDICTION OF ORGANIZATION

                   AND CHIEF EXECUTIVE OFFICE OF THE GRANTORS

          Grantor                  Jurisdiction of Organization          Location of Chief Executive Office
          -------                  ----------------------------          ----------------------------------
CALPINE CORPORATION                       DELAWARE                              SAN JOSE, CALIFORNIA

QUINTANA MINERALS (USA), INC.             DELAWARE                              SAN JOSE, CALIFORNIA

QUINTANA CANADA HOLDINGS, LLC             DELAWARE                              SAN JOSE, CALIFORNIA

JOQ CANADA, INC.                          DELAWARE                              SAN JOSE, CALIFORNIA

                                                                     SCHEDULE 4A

                        INVENTORY AND EQUIPMENT LOCATIONS

LOCATIONS OF OIL AND GAS INVENTORY AND EQUIPMENT:

[List of counties from Exhibit A to the Oil and Gas Mortgages]

                                                                     SCHEDULE 4B

LOCATIONS OF OTHER INVENTORY AND EQUIPMENT:

1.  Goldendale Energy Center - Goldendale, Washington.

2.  Otay Mesa Energy Center - near San Diego, California.

3.  Metcalf Energy Center - near San Jose, California.

4.  Santa Rosa Energy Center - Santa Rosa County, Florida.

5.  Washington Parish Energy Center - near Bogalusa, Louisiana.

6.  Deer Park Energy Center - Deer Park, Texas.

7.  Augusta Energy Center - Augusta, Georgia.

                                                                      SCHEDULE 5

                         MATERIAL INTELLECTUAL PROPERTY

                                      None.

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement

                  ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by ______________________________ (the "Additional Grantor"), in favor of The
Bank of New York, as collateral trustee (in such capacity, the "Collateral Trustee") for the Secured Parties. All capitalized terms not defined herein shall have the meaning ascribed to them in the Collateral Trust Agreement.

                              W I T N E S S E T H :

                  WHEREAS, Calpine Corporation (the "Company"), certain of its Subsidiaries and the Collateral Trustee have entered into a Collateral Trust Agreement, dated as of July 16, 2003 (as amended, supplemented or otherwise modified from time to time, the "Collateral Trust Agreement");

                  WHEREAS, in connection with the Collateral Trust Agreement, the Company and certain of its Subsidiaries have entered into the Guarantee and Collateral Agreement, dated as of July 16, 2003 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Collateral Trustee for the benefit of the Secured Parties;

                  WHEREAS, an applicable Secured Debt Document requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

                  WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in
Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

                  2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                                     [ADDITIONAL GRANTOR]

                                                     By: _______________________
                                                         Name:
                                                         Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement

                            Supplement to Schedule 1

                            Supplement to Schedule 2

                            Supplement to Schedule 3

                            Supplement to Schedule 4

                            Supplement to Schedule 5